Exhibit 99.2

FINANCIAL SUPPLEMENT
SECOND QUARTER 2025

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a forward-looking statement safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements discuss our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve uncertainties and known and unknown risks and other factors that may cause actual results, activity levels, or performance to materially differ from those in or implied by the forward-looking statements. In some cases, forward-looking statements include the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “attribute,” “confident,” “strong,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” “continue,” or comparable terms. Our forward-looking statements are only predictions; we cannot guarantee or assure that such expectations will prove correct. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, except as may be required by law.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements include, without limitation:
•Challenging conditions in the economy, global capital markets, the banking sector, and commercial real estate, including prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•Deterioration in the public debt, public equity, or private investment markets that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could negatively affect investment values, impacting statutory surplus;
•The development and adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of catastrophic events, including natural events that climate change may impact, such as hurricanes, severe convective storms, tornadoes, windstorms, earthquakes, hail, severe winter weather, floods, and fires, and man-made events such as criminal and terrorist acts, including cyber-attacks, explosions, and civil unrest;
•Adverse market, governmental, regulatory, legal, political, or judicial rulings, conditions or actions, including the impact of social inflation;
•The significant geographic concentration of our business in the eastern portion of the United States;
•The cost, terms and conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Ongoing wars and conflicts impacting global economic, banking, commodity, and financial markets, exacerbating ongoing economic challenges, including inflation and supply chain disruption, all of which can influence insurance loss costs, premiums, and investment valuations;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in marketplace brand damage, increased senior executive focus on crisis and reputational management issues, and/or increased expenses, particularly if we experience a significant privacy breach;
•Potential tax or federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable financial ratings, which may include sustainability considerations, from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including our Annual Report on Form 10-K and other periodic reports.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2025	2025	2024	2024	2024	2025	2024
For Period Ended
Gross premiums written	$1,496.2	1,428.8	1,275.9	1,343.1	1,406.2	2,925.1	2,728.0
Net premiums written	1,288.6	1,240.4	1,089.6	1,157.6	1,226.1	2,529.1	2,382.7
Change in net premiums written, from comparable prior year period	5%	7	10	9	13	6	14

Underwriting income (loss), before-tax	$(2.4)	45.6	16.8	5.3	(173.7)	43.2	(154.7)
Net investment income earned, before-tax	128.0	120.7	122.8	117.8	108.6	248.7	216.5
Net realized and unrealized investment gains (losses), before-tax	4.2	0.2	(8.0)	5.4	1.3	4.4	(0.3)

Net income (loss)	$85.9	109.9	95.5	92.3	(63.3)	195.8	19.2
Net income (loss) available to common stockholders(1)	83.6	107.6	93.2	90.0	(65.6)	191.2	14.6
Non-GAAP operating income (loss)(2)	80.3	107.4	99.6	85.7	(66.6)	187.8	14.9

At Period End
Total assets	14,468.4	14,197.6	13,514.2	13,473.1	12,565.5	14,468.4	12,565.5
Total invested assets	10,553.6	10,295.3	9,651.3	9,635.3	9,021.8	10,553.6	9,021.8
Stockholders' equity	3,369.4	3,258.5	3,120.1	3,167.8	2,922.7	3,369.4	2,922.7
Common stockholders' equity(3)	3,169.4	3,058.5	2,920.1	2,967.8	2,722.7	3,169.4	2,722.7
Common shares outstanding	60.8	60.8	60.8	60.8	60.9	60.8	60.9

Per Share and Share Data
Net income (loss) available to common stockholders per common share (diluted)	$1.36	1.76	1.52	1.47	(1.08)	3.12	0.24
Non-GAAP operating income (loss) per common share (diluted)(2)	1.31	1.76	1.62	1.40	(1.10)	3.06	0.24
Weighted average common shares outstanding (diluted)	61.3	61.3	61.3	61.3	60.9	61.3	61.2
Book value per common share	$52.09	50.33	47.99	48.82	44.74	52.09	44.74
Adjusted book value per common share(2)	54.48	53.39	52.10	50.80	49.67	54.48	49.67
Dividends paid per common share	0.38	0.38	0.38	0.35	0.35	0.76	0.70

Financial Ratios
Loss and loss expense ratio	69.3%	64.4	67.8	68.8	85.7	66.9	76.5
Underwriting expense ratio	30.8	31.6	30.6	30.6	30.3	31.2	30.6
Dividends to policyholders ratio	0.1	0.1	0.1	0.1	0.1	0.1	0.2
GAAP combined ratio	100.2%	96.1	98.5	99.5	116.1	98.2	107.3

Return on common stockholders' equity ("ROE")	10.7	14.4	12.7	12.6	(9.5)	12.5	1.1
Non-GAAP operating ROE(2)	10.3	14.4	13.5	12.1	(9.6)	12.3	1.1
Debt to total capitalization	21.1	21.7	14.0	13.8	14.8	21.1	14.8
Net premiums written to policyholders' surplus	1.45	1.47	1.60	1.63	1.64	1.45	1.64
Invested assets per dollar of common stockholders' equity	$3.33	3.37	3.31	3.25	3.31	3.33	3.31

(1)	Net income (loss) available to common stockholders is net income (loss) reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2025	2025	2024	2024	2024	2025	2024
Revenues
Net premiums earned	$1,188.1	1,158.8	1,133.0	1,112.2	1,080.2	$2,346.8	2,131.2
Net investment income earned	128.0	120.7	122.8	117.8	108.6	248.7	216.5
Net realized and unrealized gains (losses)	4.2	0.2	(8.0)	5.4	1.3	4.4	(0.3)
Other income	6.5	5.5	8.5	8.9	5.8	12.1	13.6
Total revenues	1,326.7	1,285.2	1,256.4	1,244.3	1,196.0	2,611.9	2,361.0

Expenses
Loss and loss expense incurred	823.9	746.3	769.0	765.7	925.5	1,570.2	1,629.8
Amortization of deferred policy acquisition costs	250.3	247.4	241.0	235.6	226.4	497.7	445.9
Other insurance expenses	122.8	124.9	114.8	114.7	107.8	247.7	223.8
Interest expense	13.3	9.6	7.2	7.3	7.2	22.8	14.4
Corporate expenses	7.6	18.1	5.3	4.7	9.2	25.7	24.7
Total expenses	1,217.8	1,146.3	1,137.3	1,127.8	1,276.1	2,364.1	2,338.5

Income (loss) before federal income tax	$108.9	138.9	119.1	116.5	(80.1)	247.8	22.5
Federal income tax expense (benefit)	23.0	29.0	23.5	24.2	(16.8)	52.0	3.3

Net Income (loss)	$85.9	109.9	95.5	92.3	(63.3)	195.8	19.2
Preferred stock dividends	2.3	2.3	2.3	2.3	2.3	4.6	4.6
Net income (loss) available to common stockholders	$83.6	107.6	93.2	90.0	(65.6)	191.2	14.6

Net realized and unrealized investment (gains) losses, after tax(1)	(3.3)	(0.2)	6.3	(4.3)	(1.0)	(3.5)	0.3

Non-GAAP operating income (loss)(2)	$80.3	107.4	99.6	85.7	(66.6)	$187.8	14.9

Weighted average common shares outstanding (diluted)	61.3	61.3	61.3	61.3	60.9	61.3	61.2

Net income (loss) available to common stockholders per common share (diluted)	$1.36	1.76	1.52	1.47	(1.08)	$3.12	0.24

Non-GAAP operating income (loss) per common share (diluted)(2)	$1.31	1.76	1.62	1.40	(1.10)	$3.06	0.24

(1)	Amounts are provided to reconcile net income (loss) available to common stockholders to non-GAAP operating income (loss).
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
($ in millions, except per share data)	2025	2025	2024	2024	2024
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$24.6	25.3	25.4	22.0	19.5
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	8,876.7	8,605.2	8,127.3	8,088.6	7,669.0
Commercial mortgage loans, net of allowance for credit losses	271.9	257.7	233.7	223.6	219.5
Equity securities, at fair value	318.1	266.5	213.6	205.6	192.0
Short-term investments	531.4	631.1	509.3	561.0	417.3
Alternative investments	435.0	411.1	440.9	432.0	414.8
Other investments	96.0	98.4	101.1	102.5	89.7
Total investments	10,553.6	10,295.3	9,651.3	9,635.3	9,021.8
Cash	0.4	0.1	0.1	0.1	0.2
Restricted cash	37.9	108.2	62.9	12.6	10.7
Accrued investment income	86.9	77.1	76.9	73.8	72.3
Premiums receivable, net of allowance for credit losses	1,662.6	1,539.7	1,467.8	1,531.9	1,579.7
Reinsurance recoverable, net of allowance for credit losses	881.4	924.9	1,061.1	1,057.3	685.6
Prepaid reinsurance premiums	252.6	235.9	235.4	230.7	219.8
Current federal income tax	13.2	—	—	13.0	38.6
Deferred federal income tax	120.7	134.2	146.8	100.7	145.9
Property and equipment, net of accumulated depreciation and amortization	100.0	100.1	93.3	92.2	89.2
Deferred policy acquisition costs	510.4	492.5	479.3	488.5	476.5
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	241.1	281.6	231.4	229.1	217.4
Total assets	$14,468.4	14,197.6	13,514.2	13,473.1	12,565.5
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$6,811.2	6,610.9	6,589.8	6,452.0	5,903.5
Unearned premiums	2,815.7	2,698.5	2,616.3	2,655.0	2,598.7
Long-term debt	902.7	903.2	507.9	508.2	508.8
Current federal income tax	—	56.1	19.7	—	—
Accrued salaries and benefits	107.7	105.6	121.7	113.5	92.6
Other liabilities	461.7	564.7	538.7	576.6	539.2
Total liabilities	$11,099.1	10,939.0	10,394.1	10,305.3	9,642.8
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	200.0	200.0	200.0	200.0
Common stock of $2 par value per share	211.8	211.7	211.2	211.1	211.0
Additional paid-in capital	580.4	571.3	557.0	549.8	545.3
Retained earnings	3,284.0	3,223.7	3,139.5	3,069.6	3,001.1
Accumulated other comprehensive income (loss)	(230.6)	(272.1)	(336.8)	(211.9)	(392.7)
Treasury stock, at cost	(676.3)	(676.1)	(650.8)	(650.7)	(641.9)
Total stockholders' equity	$3,369.4	3,258.5	3,120.1	3,167.8	2,922.7
Commitments and contingencies
Total liabilities and stockholders' equity	$14,468.4	14,197.6	13,514.2	13,473.1	12,565.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2025	2025	2024	2024	2024	2025	2024
Book value per common share
Common stockholders' equity	$3,169.4	3,058.5	2,920.1	2,967.8	2,722.7	3,169.4	2,722.7
Common shares issued and outstanding, at period end	60.8	60.8	60.8	60.8	60.9	60.8	60.9
Book value per common share	$52.09	50.33	47.99	48.82	44.74	52.09	44.74
Adjusted book value per common share(1)	54.48	53.39	52.10	50.80	49.67	54.48	49.67
Financial results (after-tax)
Underwriting income (loss)	(1.9)	36.1	13.3	4.1	(137.2)	34.1	(122.2)
Net investment income	101.4	95.6	97.3	93.4	86.3	197.0	171.9
Interest expense and preferred stock dividends	(12.8)	(9.9)	(8.0)	(8.0)	(8.0)	(22.6)	(16.0)
Corporate expense	(6.4)	(14.4)	(3.0)	(3.8)	(7.7)	(20.8)	(18.9)
Net realized and unrealized investment gains (losses)	3.3	0.2	(6.3)	4.3	1.0	3.5	(0.3)
Total after-tax net income (loss) available to common stockholders	83.6	107.6	93.2	90.0	(65.6)	191.2	14.6
Return on average equity
Insurance segments	(0.2)	4.8	1.8	0.6	(19.9)	2.2	(8.8)
Net investment income	13.0	12.8	13.2	13.1	12.5	12.9	12.5
Interest expense and preferred stock dividends	(1.6)	(1.3)	(1.1)	(1.1)	(1.2)	(1.5)	(1.2)
Corporate expense	(0.9)	(1.9)	(0.4)	(0.5)	(1.0)	(1.3)	(1.4)
Net realized and unrealized investment gains (losses)	0.4	—	(0.8)	0.5	0.1	0.2	—
ROE	10.7	14.4	12.7	12.6	(9.5)	12.5	1.1
Net realized and unrealized (gains) losses(2)	(0.4)	—	0.8	(0.5)	(0.1)	(0.2)	—
Non-GAAP Operating ROE(1)	10.3	14.4	13.5	12.1	(9.6)	12.3	1.1
Debt and total capitalization
Notes payable:
3.03% Borrowings from Federal Home Loan Bank of Indianapolis	60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.8	49.8	49.8	49.8	49.8	49.8	49.8
5.90% Senior Notes	396.0	395.9	—	—	—	396.0	—
6.70% Senior Notes	99.4	99.4	99.4	99.4	99.4	99.4	99.4
5.375% Senior Notes	292.6	292.5	292.4	292.4	292.3	292.6	292.3
Finance Lease Obligations	4.9	5.6	6.3	6.7	7.3	4.9	7.3
Total debt	902.7	903.2	507.9	508.2	508.8	902.7	508.8
Stockholders' equity	3,369.4	3,258.5	3,120.1	3,167.8	2,922.7	3,369.4	2,922.7
Total capitalization	$4,272.1	4,161.8	3,628.0	3,676.0	3,431.5	4,272.1	3,431.5
Ratio of debt to total capitalization	21.1	21.7	14.0	13.8	14.8	21.1	14.8
Policyholders' surplus	$3,288.5	3,204.2	2,902.8	2,787.5	2,698.8	3,288.5	2,698.8

(1)	Non-GAAP measure. Refer to Page 15 for definition.
(2) Amounts are provided to reconcile ROE to non-GAAP operating ROE.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2025		2025	2024	2024	2024	2025	2024

Underwriting results
Net premiums written	$1,288.6		1,240.4	1,089.6	1,157.6	1,226.1	2,529.1	2,382.7
Change in net premiums written, from comparable prior year period	5%		7	10	9	13	6	14

Net premiums earned	$1,188.1		1,158.8	1,133.0	1,112.2	1,080.2	2,346.8	2,131.2
Losses and loss expenses incurred	823.9		746.3	769.0	765.7	925.5	1,570.2	1,629.8
Net underwriting expenses incurred	365.4		365.8	346.4	340.0	327.3	731.2	651.7
Dividends to policyholders	1.2		1.0	0.8	1.4	1.1	2.1	4.3
GAAP underwriting income (loss)	$(2.4)		45.6	16.8	5.3	(173.7)	43.2	(154.7)

Net catastrophe losses	$79.9		43.4	(10.1)	148.8	90.5	123.3	145.8
(Favorable) unfavorable prior year casualty reserve development	45.0		5.0	100.0	—	176.0	50.0	211.0

Underwriting ratios
Loss and loss expense ratio	69.3%		64.4	67.8	68.8	85.7	66.9	76.5
Underwriting expense ratio	30.8		31.6	30.6	30.6	30.3	31.2	30.6
Dividends to policyholders ratio	0.1		0.1	0.1	0.1	0.1	0.1	0.2
Combined ratio	100.2%		96.1	98.5	99.5	116.1	98.2	107.3

Net catastrophe losses	6.7	pts	3.7	(0.9)	13.4	8.4	5.3	6.8
(Favorable) unfavorable prior year casualty reserve development	3.8		0.4	8.8	—	16.3	2.1	9.9
Combined ratio before net catastrophe losses	93.5%		92.4	99.4	86.1	107.7	92.9	100.5

Combined ratio before net catastrophe losses and prior year casualty development	89.7%		92.0	90.6	86.1	91.4	90.8	90.6

Other Statistics
Non-catastrophe property loss and loss expenses	$173.2		178.7	178.2	146.7	185.5	351.9	356.7
Non-catastrophe property loss and loss expenses	14.6	pts	15.4	15.7	13.2	17.2	15.0	16.7
Direct new business	$248.1		251.3	232.0	234.2	267.4	499.4	528.2
Renewal pure price increases	9.9%		10.3	10.7	10.5	9.1	10.1	8.6

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2025		2025	2024	2024	2024	2025	2024

Underwriting results
Net premiums written	$1,018.0		1,003.2	833.4	903.9	963.1	2,021.2	1,894.8
Change in net premiums written, from comparable prior year period	6%		8	9	8	11	7	13

Net premiums earned	$937.6		912.2	884.6	875.4	853.5	1,849.8	1,687.6
Losses and loss expenses incurred	666.8		581.7	606.3	591.6	748.0	1,248.4	1,303.8
Net underwriting expenses incurred	295.9		296.6	279.3	275.1	265.4	592.5	530.0
Dividends to policyholders	1.2		1.0	0.8	1.4	1.1	2.1	4.3
GAAP underwriting income (loss)	$(26.1)		32.9	(1.8)	7.3	(160.9)	6.8	(150.5)

Net catastrophe losses	$50.9		19.8	(8.2)	100.4	50.9	70.7	89.4
(Favorable) unfavorable prior year casualty reserve development	45.0		—	75.0	—	176.0	45.0	211.0

Underwriting ratios
Loss and loss expense ratio	71.1%		63.8	68.5	67.6	87.6	67.5	77.2
Underwriting expense ratio	31.6		32.5	31.6	31.4	31.1	32.0	31.4
Dividends to policyholders ratio	0.1		0.1	0.1	0.2	0.1	0.1	0.3
Combined ratio	102.8%		96.4	100.2	99.2	118.8	99.6	108.9

Net catastrophe losses	5.4	pts	2.2	(0.9)	11.5	6.0	3.8	5.3
(Favorable) unfavorable prior year casualty reserve development	4.8		—	8.5	—	20.6	2.4	12.5
Combined ratio before net catastrophe losses	97.4%		94.2	101.1	87.7	112.8	95.8	103.6

Combined ratio before net catastrophe losses and prior year casualty development	92.6%		94.2	92.6	87.7	92.2	93.4	91.1

Other Statistics
Non-catastrophe property loss and loss expenses	$131.9		128.8	124.1	95.9	124.5	260.7	239.5
Non-catastrophe property loss and loss expenses	14.1	pts	14.1	14.0	11.0	14.6	14.1	14.2
Direct new business	$158.2		172.2	139.5	139.2	168.4	330.3	340.4
Renewal pure price increases	8.9%		9.1	8.8	9.1	7.9	9.0	7.8
Retention	83		85	85	86	85	83	85

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2025								Quarter ended June 30, 2024
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$341.6	313.0	207.9	83.0	50.3	13.6	8.6	1,018.0	320.0	297.3	195.4	84.9	43.3	13.9	8.4	963.1
Net premiums earned	305.8	288.8	191.0	82.0	48.4	13.3	8.3	937.6	280.1	260.7	168.5	82.3	41.6	12.5	7.8	853.5
Underwriting income (loss)	(31.3)	(8.4)	7.4	(2.9)	2.5	2.0	4.5	(26.1)	(166.1)	(1.2)	(3.0)	3.9	(0.1)	2.0	3.7	(160.9)

Loss and loss expense ratio	78.7%	73.3	61.4	77.1	62.7	29.1	(2.1)	71.1	128.5	71.2	67.4	69.5	68.6	27.2	1.2	87.6
Underwriting expense ratio	31.5	29.6	34.7	25.2	32.1	55.5	48.0	31.6	30.8	29.3	34.4	24.8	31.6	56.8	51.9	31.1
Dividend ratio	—	—	—	1.2	—	—	—	0.1	—	—	—	1.0	—	—	—	0.1
Combined ratio	110.2%	102.9	96.1	103.5	94.8	84.6	45.9	102.8	159.3	100.5	101.8	95.3	100.2	84.0	53.1	118.8

Net catastrophe losses	—%	1.4	17.8	—	26.5	—	—	5.4	—	1.0	24.6	—	16.1	—	0.1	6.0
(Favorable) unfavorable prior year casualty reserve development	6.5	8.7	—	—	—	—	—	4.8	59.3	3.8	—	—	—	—	—	20.6
Combined ratio before net catastrophe losses and prior year casualty development	103.7%	92.8	78.3	103.5	68.3	84.6	45.9	92.6	100.0	95.7	77.2	95.3	84.1	84.0	53.0	92.2

	Year-to-Date June 30, 2025								Year-to-Date June 30, 2024
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$675.5	625.6	404.2	169.1	101.2	28.0	17.6	2,021.2	627.4	582.9	370.0	183.6	88.0	26.4	16.6	1,894.8
Net premiums earned	600.5	572.3	377.6	161.1	95.3	26.5	16.5	1,849.8	553.5	512.4	330.1	170.1	81.6	24.6	15.4	1,687.6
Underwriting income (loss)	(47.2)	(0.8)	37.5	(7.6)	12.6	3.8	8.6	6.8	(195.6)	(0.9)	6.5	22.1	5.4	4.1	7.9	(150.5)

Loss and loss expense ratio	75.7%	69.9	55.7	77.5	53.6	29.1	0.5	67.5	103.9	70.4	63.2	60.5	60.3	27.4	0.9	77.2
Underwriting expense ratio	32.2	30.2	34.4	26.1	33.2	56.8	47.7	32.0	31.2	29.6	34.5	25.5	33.1	56.0	47.7	31.4
Dividend ratio	—	—	—	1.1	—	—	—	0.1	0.2	0.2	0.3	1.0	—	—	—	0.3
Combined ratio	107.9%	100.1	90.1	104.7	86.8	85.9	48.2	99.6	135.3	100.2	98.0	87.0	93.4	83.4	48.6	108.9

Net catastrophe losses	—	1.0	13.3	—	15.5	—	—	3.8	—	0.8	22.5	—	13.4	—	—	5.3
(Favorable) unfavorable prior year casualty reserve development	3.3	4.4	—	—	—	—	—	2.4	39.0	2.0	—	(8.8)	—	—	—	12.5
Combined ratio before net catastrophe losses and prior year casualty development	104.6%	94.7	76.8	104.7	71.3	85.9	48.2	93.4	96.3	97.4	75.5	95.8	80.0	83.4	48.6	91.1

(1) Includes Inland Marine.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2025		2025	2024	2024	2024	2025	2024

Underwriting results
Net premiums written	$110.5		87.5	103.6	111.0	116.1	198.0	216.1
Change in net premiums written, from comparable prior year period	(5)%		(12)	(3)	(2)	6	(8)	11

Net premiums earned	$102.4		103.7	107.1	107.5	106.4	206.0	210.3
Losses and loss expenses incurred	70.0		76.7	72.7	106.1	101.4	146.6	185.8
Net underwriting expenses incurred	23.9		24.9	25.5	25.2	24.3	48.8	49.1
GAAP underwriting income (loss)	$8.6		2.0	8.9	(23.8)	(19.3)	10.6	(24.6)

Net catastrophe losses	$14.6		7.1	1.0	41.7	25.4	21.7	37.2
(Favorable) unfavorable prior year casualty reserve development	—		5.0	5.0	—	—	5.0	—

Underwriting ratios
Loss and loss expense ratio	68.3%		73.9	67.9	98.7	95.3	71.2	88.3
Underwriting expense ratio	23.3		24.1	23.8	23.4	22.8	23.7	23.4
Combined ratio	91.6%		98.0	91.7	122.1	118.1	94.9	111.7

Net catastrophe losses	14.3	pts	6.9	1.0	38.8	23.9	10.5	17.7
(Favorable) unfavorable prior year casualty reserve development	—		4.8	4.7	—	—	2.4	—
Combined ratio before net catastrophe losses	77.3%		91.1	90.7	83.3	94.2	84.4	94.0

Combined ratio before net catastrophe losses and prior year casualty development	77.3%		86.3	86.0	83.3	94.2	82.0	94.0

Other Statistics
Non-catastrophe property loss and loss expenses	$28.3		36.5	38.9	38.0	45.4	64.8	87.2
Non-catastrophe property loss and loss expenses	27.6	pts	35.2	36.3	35.3	42.6	31.4	41.5
Direct new business	$12.9		8.9	13.3	16.0	22.0	21.8	43.3
Renewal pure price increases	19.0%		24.1	27.3	22.8	20.7	21.3	17.7
Retention	79		75	75	75	78	77	80

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2025				Quarter ended June 30, 2024
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$52.7	54.6	3.2	110.5	59.6	53.4	3.2	116.1
Net premiums earned	51.3	48.3	2.8	102.4	57.5	46.1	2.8	106.4
Underwriting income (loss)	0.4	3.0	5.2	8.6	(6.3)	(17.7)	4.7	(19.3)

Loss and loss expense ratio	74.1%	66.0	4.1	68.3	86.6	110.9	17.8	95.3
Underwriting expense ratio	25.1	27.8	(89.6)	23.3	24.3	27.5	(82.6)	22.8
Combined ratio	99.2%	93.8	(85.5)	91.6	110.9	138.4	(64.8)	118.1

Net catastrophe losses	0.8%	29.3	—	14.3	4.1	50.0	—	23.9
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	98.4%	64.5	(85.5)	77.3	106.8	88.4	(64.8)	94.2

	Year-to-Date June 30, 2025				Year-to-Date June 30, 2024
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$98.1	94.4	5.6	198.0	114.6	95.6	5.9	216.1
Net premiums earned	104.3	96.3	5.5	206.0	114.5	90.2	5.6	210.3
Underwriting income (loss)	(5.5)	6.4	9.7	10.6	(17.8)	(16.1)	9.3	(24.6)

Loss and loss expense ratio	79.7%	65.5	9.8	71.2	90.4	90.0	18.9	88.3
Underwriting expense ratio	25.6	27.8	(85.0)	23.7	25.1	27.8	(84.2)	23.4
Combined ratio	105.3%	93.3	(75.2)	94.9	115.5	117.8	(65.3)	111.7

Net catastrophe losses	0.5%	22.0	—	10.5	2.6	37.9	—	17.7
(Favorable) unfavorable prior year casualty reserve development	4.8%	—	—	2.4	4.4	(5.5)	—	—
Combined ratio before net catastrophe losses and prior year casualty development	100.0%	71.3	(75.2)	82.0	108.5	85.4	(65.3)	94.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2025		2025	2024	2024	2024	2025	2024

Underwriting results
Net premiums written	$160.2		149.7	152.6	142.7	146.8	309.9	271.9
Change in net premiums written, from comparable prior year period	9%		20	27	28	39	14	31

Net premiums earned	$148.0		142.9	141.3	129.3	120.3	290.9	233.3
Losses and loss expenses incurred	87.2		88.0	90.0	68.0	76.2	175.1	140.3
Net underwriting expenses incurred	45.7		44.2	41.6	39.6	37.7	89.9	72.6
GAAP underwriting income (loss)	$15.2		10.7	9.7	21.7	6.5	25.9	20.5

Net catastrophe losses	$14.5		16.4	(2.9)	6.7	14.3	30.9	19.2
(Favorable) unfavorable prior year casualty reserve development	—		—	20.0	—	—	—	—

Underwriting ratios
Loss and loss expense ratio	58.9%		61.6	63.6	52.5	63.3	60.2	60.1
Underwriting expense ratio	30.9		30.9	29.5	30.7	31.3	30.9	31.1
Combined ratio	89.8%		92.5	93.1	83.2	94.6	91.1	91.2

Net catastrophe losses	9.8	pts	11.5	(2.0)	5.2	11.9	10.6	8.2
(Favorable) unfavorable prior year casualty reserve development	—		—	14.2	—	—	—	—
Combined ratio before net catastrophe losses	80.0%		81.0	95.1	78.0	82.7	80.5	83.0

Combined ratio before net catastrophe losses and prior year casualty development	80.0%		81.0	80.9	78.0	82.7	80.5	83.0

Other Statistics
Non-catastrophe property loss and loss expenses	$13.1		13.4	15.2	12.9	15.6	26.5	29.9
Non-catastrophe property loss and loss expenses	8.8	pts	9.4	10.8	10.0	13.0	9.1	12.8
Direct new business	$77.0		70.2	79.1	79.0	77.0	147.2	144.5
Renewal pure price increases	9.3%		8.7	8.2	8.0	6.4	9.0	5.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2025				Quarter ended June 30, 2024
($ in millions)	Casualty		Property	Total	Casualty	Property	Total
Net premiums written	$93.9		66.2	160.2	86.6	60.3	146.8
Net premiums earned	87.4		60.6	148.0	73.9	46.4	120.3
Underwriting income (loss)	0.3		14.9	15.2	4.4	2.1	6.5

Loss and loss expense ratio	68.2%		45.5	58.9	62.6	64.4	63.3
Underwriting expense ratio	31.5		30.0	30.9	31.4	31.1	31.3
Combined ratio	99.7%		75.5	89.8	94.0	95.5	94.6

Net catastrophe losses	—%		23.8	9.8	—	30.8	11.9
(Favorable) unfavorable prior year casualty reserve development	—	pts	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	99.7%		51.7	80.0	94.0	64.7	82.7

	Year-to-Date June 30, 2025				Year-to-Date June 30, 2024
($ in millions)	Casualty		Property	Total	Casualty	Property	Total
Net premiums written	$184.6		125.2	309.9	163.7	108.2	271.9
Net premiums earned	172.5		118.4	290.9	145.5	87.8	233.3
Underwriting income (loss)	(0.1)		26.0	25.9	8.9	11.6	20.5

Loss and loss expense ratio	68.3%		48.4	60.2	62.7	55.9	60.1
Underwriting expense ratio	31.8		29.6	30.9	31.2	30.9	31.1
Combined ratio	100.1%		78.0	91.1	93.9	86.8	91.2

Net catastrophe losses	—		26.1	10.6	—	21.9	8.2
(Favorable) unfavorable prior year casualty reserve development	—%		—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	100.1%		51.9	80.5	93.9	64.9	83.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2025	2025	2024	2024	2024	2025	2024

Net investment income
Fixed income securities
Taxable	$113.9	103.6	100.9	96.4	91.5	217.5	183.0
Tax-exempt	1.8	1.5	1.8	2.1	2.4	3.3	5.1
Total fixed income securities	115.7	105.1	102.7	98.5	93.9	220.8	188.0
Commercial mortgage loans	3.8	3.6	3.3	3.2	3.1	7.4	5.9
Equity securities	4.9	3.6	6.1	5.4	1.9	8.5	6.8
Alternative investments	4.0	7.1	10.6	9.0	10.5	11.1	17.4
Other investments	0.2	0.2	0.2	0.3	0.1	0.4	0.4
Short-term investments	5.3	6.2	5.6	6.5	4.7	11.5	8.2
Investment income	133.8	125.8	128.6	122.8	114.3	259.6	226.7
Investment expenses	(5.9)	(5.1)	(5.8)	(5.0)	(5.6)	(11.0)	(10.2)
Investment tax expense	(26.5)	(25.1)	(25.5)	(24.4)	(22.4)	(51.6)	(44.6)
Total net investment income, after-tax	$101.4	95.6	97.3	93.4	86.3	197.0	171.9

Net realized and unrealized investment gains (losses), pre-tax	$4.2	0.2	(8.0)	5.4	1.3	4.4	(0.3)

Change in unrealized gains (losses) recognized in other comprehensive income, pre-tax	$51.6	81.1	(164.6)	228.0	(10.8)	132.7	(26.9)

Average investment yields
Fixed income investments, pre-tax	5.3	5.0	5.1	5.0	4.9	5.2	5.0
Fixed income investments, after-tax	4.2	4.0	4.0	4.0	3.9	4.1	3.9

Total portfolio, pre-tax	4.9	4.8	5.1	5.0	4.9	4.9	4.9
Total portfolio, after-tax	3.9	3.8	4.0	4.0	3.9	3.9	3.9

Effective tax rate on net investment income	20.7	20.8	20.7	20.7	20.6	20.8	20.6
New money purchase rates for fixed income investments, pre-tax	5.7	6.0	6.1	5.8	6.4	5.9	6.1
New money purchase rates for fixed income investments, after-tax	4.6	4.7	4.8	4.6	5.0	4.7	4.8
Effective duration of fixed income investments including short-term (in years)	4.2	4.1	4.0	3.9	3.9	4.2	3.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	June 30,		Mar. 31,		Dec. 31,		Sept. 30,		June 30,
	2025		2025		2024		2024		2024
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed income securities, at fair value	$8,901.1	84%	8,630.0	84	8,152.1	85	8,110.0	84	7,687.6	85
Commercial mortgage loans, at fair value	266.2	3	251.5	2	224.8	2	218.6	2	209.0	2
Total fixed income investments	9,167.3	87	8,881.5	86	8,376.9	87	8,328.7	86	7,896.6	87
Short-term investments	531.4	5	631.1	6	509.3	5	561.0	6	417.4	5
Total fixed income and short-term investments	9,698.8	92	9,512.6	92	8,886.2	92	8,889.7	92	8,314.0	92
Equity securities, at fair value	318.1	3	266.5	3	213.6	2	205.6	2	192.0	2
Alternative investments	435.0	4	411.1	4	440.9	5	432.0	4	414.8	5
Other investments	96.0	1	98.4	1	101.1	1	102.5	1	89.7	1
Total investments	$10,547.8	100%	10,288.6	100	9,641.8	100	9,629.8	100	9,010.5	100
Fixed income investments, at carry value
U.S. government obligations	$129.4	1%	134.5	2	120.2	1	125.4	2	151.0	2
Foreign government obligations	10.5	—	10.4	—	9.3	—	9.7	—	9.2	—
Obligations of state and political subdivisions	458.7	5	432.9	5	451.2	5	492.9	6	525.4	7
Corporate securities	3,338.6	36	3,262.5	37	3,093.6	37	3,048.7	37	2,865.4	36
Collateralized loan obligations and other asset-backed securities	2,276.2	25	2,197.2	25	2,033.1	24	1,946.4	23	1,916.1	24
Residential mortgage-backed securities	1,943.6	21	1,852.1	21	1,692.4	20	1,740.0	21	1,504.0	19
Commercial mortgage-backed securities	744.2	8	740.9	8	753.0	9	747.5	9	717.4	9
Commercial mortgage loans	271.9	3	257.7	3	233.7	3	223.6	3	219.5	3
Total fixed income investments	$9,173.1	100%	8,888.2	100	8,386.4	100	8,334.1	100	7,908.0	100
Expected maturities of fixed income investments at carry value
Due in one year or less	$587.8	6%	622.8	7	638.3	8	670.4	8	634.2	8
Due after one year through five years	3,802.7	41	3,723.8	42	3,692.6	44	3,764.6	45	3,622.6	46
Due after five years through 10 years	3,712.8	40	3,442.5	39	3,072.8	37	3,072.6	37	2,872.1	36
Due after 10 years	1,069.8	12	1,099.3	12	982.7	12	826.5	10	779.1	10
Total fixed income investments	$9,173.1	100%	8,888.2	100	8,386.4	100	8,334.1	100	7,908.0	100
Weighted average credit quality of fixed income and short-term investments
Investment grade credit quality	$9,351.7	96%	9,188.2	97	8,577.3	97	8,591.0	97	8,002.7	96
Non-investment grade credit quality	347.1	4	324.3	3	308.9	3	298.7	3	311.3	4
Total fixed income and short-term investments, at fair value	$9,698.8	100%	9,512.6	100	8,886.2	100	8,889.7	100	8,314.0	100
Weighted average credit quality of fixed income and short-term investments	A+		A+		A+		AA-		AA-

Alternative investments	June 30, 2025
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	69	$471.2	170.7	325.8
Private credit	20	169.5	99.1	62.1
Real assets	12	87.8	36.3	47.0
Total	101	$728.6	306.1	435.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At June 30, 2025							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Fixed income investments:
U.S. government obligations	146	129	1.2	4.6	5.9	8.4	—	129	—	—	—	—
Foreign government obligations	12	11	0.1	4.8	4.7	5.5	1	2	5	4	—	—
State and municipal obligations	491	459	4.3	4.8	7.4	10.5	77	222	150	10	—	—
Corporate securities	3,381	3,339	31.7	5.2	4.7	6.2	12	357	1,445	1,330	195	—
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	1,499	1,435	13.6	5.1	5.9	7.9	—	1,435	—	—	—	—
Non-agency RMBS	530	508	4.8	5.6	3.9	5.3	443	37	21	8	—	—
Total RMBS	2,029	1,944	18.4	5.3	5.3	7.2	443	1,472	21	8	—	—
Commercial mortgage-backed securities ("CMBS")
Agency CMBS	157	151	1.4	4.6	4.5	5.8	5	145	—	—	—	—
Non-agency CMBS	603	593	5.6	5.9	2.7	3.5	507	51	29	—	6	—
Total CMBS	760	744	7.1	5.6	3.1	3.9	513	197	29	—	6	—
Total mortgage-backed securities	2,790	2,688	25.5	5.4	4.7	6.3	956	1,668	50	8	6	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
CLOs	952	942	8.9	6.2	2.3	4.6	562	226	48	46	31	28
Commercial ABS	491	485	4.6	3.4	2.4	3.0	83	68	278	54	2	—
Consumer ABS	410	408	3.9	2.0	0.9	1.4	269	87	47	5	—	—
Other ABS	441	441	4.2	7.7	5.8	8.8	15	26	251	90	18	42
Total CLOs and ABS	2,295	2,276	21.6	6.2	3.3	5.2	929	406	624	195	52	70
Total securitized assets	5,085	4,964	47.1	5.7	4.1	5.8	1,884	2,075	674	203	57	70
Commercial mortgage loans	272	266	2.5	6.3	2.6	3.7	—	21	96	125	24	—
Total fixed income investments	9,386	9,167	86.9	5.5	4.4	6.1	1,973	2,806	2,370	1,672	276	71
Short-term investments	531	531	5.0	4.3	0.0	0.0	531	—	—	—	—	—
Total fixed income and short-term investments	9,918	9,699	92.0	5.4	4.2	5.8	2,504	2,806	2,370	1,672	277	71
Total fixed income securities and short-term investments by credit rating percentage							25.8%	28.9%	24.4%	17.2%	2.9%	0.7%
Equity securities:
Common stock(1)	309	316	3.0	—	—	—	—	—	—	—	—	316
Preferred stock	2	2	—	—	—	—	—	—	—	2	—	—
Total equity securities	311	318	3.0	—	—	—	—	—	—	2	—	316
Alternative investments
Private equity	326	326	3.1	—	—	—	—	—	—	—	—	326
Private credit	62	62	0.6	—	—	—	—	—	—	—	—	62
Real assets	47	47	0.4	—	—	—	—	—	—	—	—	47
Total alternative investments	435	435	4.1	—	—	—	—	—	—	—	—	435
Other investments	96	96	0.9	—	—	—	—	—	—	—	—	96
Total invested assets	$10,760	$10,548	100.0%	—	—	—	$2,504	$2,806	$2,370	$1,674	$277	$918
(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME (LOSS) AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions, except per share data)	2025	2025	2024	2024	2024	2025	2024

Reconciliation of net income (loss) available to common stockholders to non-GAAP operating income (loss)
Net income (loss) available to common stockholders	$83.6	107.6	93.2	90.0	(65.6)	191.2	14.6
Net realized and unrealized investment (gains) losses included in net income, before tax	(4.2)	(0.2)	8.0	(5.4)	(1.3)	(4.4)	0.3
Tax on reconciling items	0.9	—	(1.7)	1.1	0.3	0.9	(0.1)
Non-GAAP operating income (loss)	$80.3	107.4	99.6	85.7	(66.6)	187.8	14.9

Reconciliation of net income (loss) available to common stockholders per diluted common share to non-GAAP operating income (loss) per diluted common share
Net income (loss) available to common stockholders per diluted common share	$1.36	1.76	1.52	1.47	(1.08)	3.12	0.24
Net realized and unrealized investment (gains) losses included in net income, before tax	(0.07)	—	0.13	(0.09)	(0.02)	(0.07)	—
Tax on reconciling items	0.02	—	(0.03)	0.02	—	0.01	—
Non-GAAP operating income (loss) per diluted common share	$1.31	1.76	1.62	1.40	(1.10)	3.06	0.24

Reconciliation of ROE to non-GAAP operating ROE
ROE	10.7	14.4	12.7	12.6	(9.5)	12.5	1.1
Net realized and unrealized investment (gains) losses included in net income, before tax	(0.5)	—	1.1	(0.8)	(0.2)	(0.3)	—
Tax on reconciling items	0.1	—	(0.3)	0.3	0.1	0.1	—
Non-GAAP operating ROE	10.3	14.4	13.5	12.1	(9.6)	12.3	1.1

Reconciliation of book value per common share to adjusted book value per common share
Book value per common share	$52.09	50.33	47.99	48.82	44.74	52.09	44.74
Total unrealized investment (gains) losses included in accumulated other comprehensive income (loss), before tax	3.03	3.88	5.21	2.50	6.25	3.03	6.25
Tax on reconciling items	(0.64)	(0.82)	(1.10)	(0.52)	(1.32)	(0.64)	(1.32)
Adjusted book value per common share	$54.48	53.39	52.10	50.80	49.67	54.48	49.67

Non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, and non-GAAP operating return on common equity are measures comparable to net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, and return on common equity, respectively, but excludes after-tax net realized and unrealized gains and losses on investments included in net income (loss). Adjusted book value per common share is a measure comparable to book value per common share, but excludes total after-tax unrealized gains and losses on investments included in accumulated other comprehensive income (loss). These non-GAAP measures are used as important financial measures by management, analysts, and investors because the timing of realized and unrealized investment gains and losses on securities in any given period is largely discretionary. In addition, net realized and unrealized gains and losses on investments could distort the analysis of trends. These operating measurements are not intended as a substitute for net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share to non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, non-GAAP operating return on common equity, and adjusted book value per common share, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of June 30, 2025
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A+	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	a-	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Brad B. Wilson	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1283	866-877-6351
Brad.Wilson@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com